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                                                                      EXHIBIT 24
                                 WILLIAMS GP LLC

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS GP LLC, a Delaware limited liability company, as general partner of Williams Energy Partners L.P. ("Williams GP"), does hereby constitute and appoint CRAIG R. RICH AND SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the other) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams GP, as hereinafter set forth below their signature, to sign Williams Energy Partners L.P.'s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams GP does hereby constitute and appoint CRAIG R. RICH AND SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the other) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 20th day of March, 2001.





      /s/ Steven J. Malcolm                         /s/ Phillip D. Wright
--------------------------------------       -----------------------------------
         Steven J. Malcolm                             Phillip D. Wright
Chairman of the Board, Chief Executive            President, Chief Operating
       Officer and Director                          Officer and Director
   (Principal Executive Officer)

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       /s/ Don R. Wellendorf                         /s/ Keith E Bailey
--------------------------------------       -----------------------------------
         Don R. Wellendorf                             Keith E. Bailey
   Senior Vice President, Chief                           Director
  Financial Officer, Treasurer
          and Director
    (Principal Financial and
       Accounting Officer)





                                         WILLIAMS GP LLC, as General Partner of
                                         Williams Energy Partners, L.P.



                                                /s/ Don R. Wellendorf
                                         --------------------------------------
                                                  Don R. Wellendorf
                                             Senior Vice President, Chief
                                             Financial Officer, Treasurer
                                                    and Director
                                              (Principal Financial and
                                                 Accounting Officer)


ATTEST:



     /s/ Suzanne H. Costin
-----------------------------------
        Suzanne H. Costin
           Secretary





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                                 WILLIAMS GP LLC


                  I, the undersigned, Suzanne H. Costin, Secretary of WILLIAMS GP LLC, a Delaware limited liability company, as general partner of Williams Energy Partners L.P. (hereinafter called the "Company"), do hereby certify that, pursuant to the Limited Liability Company Act of the General Corporation Law of Delaware, the members of the Board of Directors of the Company unanimously consented, as of March 20, 2001, to the following:

                                    RESOLVED that, the Chairman of the Board,
                  the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company as General Partner of Williams Energy Partners, L.P., under the Securities Exchange Act of 1934, of the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for Williams Energy Partners, L.P.

                  I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of WILLIAMS GP LLC this 29th day of March, 2001.





                                                 /s/ Suzanne H. Costin
                                           -----------------------------------
                                                    Suzanne H. Costin
                                                        Secretary




[CORPORATE SEAL]